                                                                  Exhibit 99.3


                                  March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ Per-Olaf Aronson
                             Per-Olaf Aronson

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ Gunnar Bark
                             Gunnar Bark

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ Wilhelm Kull
                             Wilhelm Kull

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ Fred J. Musone
                             Fred J. Musone

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ George A. Schaefer
                             George A. Schaefer

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ S. Jay Stewart
                             S. Jay Stewart

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ Roger W. Stone
                             Roger W. Stone

                             March 24, 1997



Autoliv, Inc.
3350 Airport Road
Ogden, Utah 84405


Ladies and Gentlemen:

         I hereby consent to being named as a person about to become a director of Autoliv, Inc., a Delaware corporation ("New Autoliv") in connection with the consummation of the transactions (the "Transactions") contemplated by the Combination Agreement, dated as of November 25, 1996, among Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden, Morton International, Inc., an Indiana corporation, New Autoliv and ASP Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Autoliv, in the Registration Statement on Form S-4 filed by New Autoliv with the Securities and Exchange Commission in connection with the Transactions (the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.


                             Sincerely,

                             /s/ Per Welin
                             Per Welin